                                                                    Exhibit 99.1

                                 [TRANSPRO LOGO]

                                              FOR: TRANSPRO, INC.

                                              Contact:
                                              Richard A. Wisot
                                              Chief Financial Officer
                                              (203) 401-6452
FOR IMMEDIATE RELEASE
---------------------
                                              Financial Dynamics
                                              Investors: Christine Mohrmann,
                                              Eric Boyriven, Lindsay Hatton
                                              (212) 850-5600

           TRANSPRO, INC. REPORTS REVISED 2003 SECOND QUARTER RESULTS
                 - ADJUSTMENTS INCREASE 2003 SECOND QUARTER AND
                     YEAR-TO-DATE LOSS PER SHARE BY $0.01 -


NEW HAVEN, CONNECTICUT, August 5, 2003 - Transpro, Inc. (NYSE: TPR) today reported revised results for the second quarter ended June 30, 2003 from that previously reported in the Company's press release dated July 30, 2003. Accordingly, the Company's financial statements that will be included in Transpro's Form 10-Q to be filed with the Securities and Exchange Commission will reflect a net loss of $0.6 million, or $0.09 per diluted share, versus a net loss of $0.5 million, or $0.08 per diluted share, as was originally reported on July 30. The revision is due to a clerical error in the calculation of the allowance for returned goods and resulted in an understatement of costs of goods sold and an overstatement of inventories. The revision increased the Company's cost of sales and operating loss by $430,000 and decreased the Company's net inventories by $430,000 versus results reported previously. The revision also had an effect on the tax benefit in the Statements of Operations and on the income tax balance sheet account. In addition, the expected year-end effective tax rate was changed, as a result of the revision.

The net loss for the six months ended June 30, 2003 was $0.70 per diluted share versus a net loss of $0.69 per diluted share, as originally reported.

There was no cash flow impact resulting from this revision. In addition, the revision does not change the Company's guidance for the 2003 second half or full-year periods.

The Company's Form 10-Q will be filed with the Securities and Exchange Commission on or about August 13, 2003, and will be accessible at Transpro's website: www.transpro.com.

TRANSPRO, INC. REPORTS REVISED 2003 SECOND QUARTER RESULTS               PAGE 2


TRANSPRO, INC. is a manufacturer and supplier of heating and cooling systems and components for a variety of Aftermarket and OEM automotive, truck and industrial applications.

TRANSPRO, INC.'S STRATEGIC CORPORATE VALUES ARE:
o   Being An Exemplary Corporate Citizen
o   Employing Exceptional People
o   Dedication To World-Class Quality Standards
o   Market Leadership Through Superior Customer Service
o   Commitment to Exceptional Financial Performance

FORWARD-LOOKING STATEMENTS

Statements included in this news release, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K contains certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company. In particular, statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates.


                                - TABLES FOLLOW -

                                 TRANSPRO, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (REVISED*)
                    (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                   (UNAUDITED)


                                                                                THREE MONTHS                    SIX MONTHS
                                                                               ENDED JUNE 30,                 ENDED JUNE 30,
                                                                         ---------------------------    ---------------------------
                                                                            2003           2002            2003           2002
                                                                         ------------   ------------    ------------   ------------
Net sales                                                                   $ 58,302       $ 62,472        $111,002       $113,434
Cost of sales                                                                 49,304         49,269          94,813         90,158
                                                                         ------------   ------------    ------------   ------------
Gross margin                                                                   8,998         13,203          16,189         23,276
Selling, general and administrative expenses                                   9,680         10,496          20,342         19,581
Restructuring and other special charges                                          540            116             958            183
                                                                         ------------   ------------    ------------   ------------
Operating (loss) income                                                       (1,222)         2,591          (5,111)         3,512
Interest expense                                                               1,063            869           1,912          1,687
                                                                         ------------   ------------    ------------   ------------
(Loss) income before taxes and cumulative effect of
     accounting change                                                        (2,285)         1,722          (7,023)         1,825
Income tax (benefit) provision                                                (1,678)           177          (2,081)        (3,476)
                                                                         ------------   ------------    ------------   ------------
(Loss) income before cumulative effect of accounting
     change                                                                     (607)         1,545          (4,942)         5,301
Cumulative effect of accounting change                                            --             --             --          (4,671)
                                                                         ------------   ------------    ------------   ------------
Net (loss) income                                                             $ (607)       $ 1,545        $ (4,942)         $ 630
                                                                         ============   ============    ============   ============

Shares outstanding:
    Basic                                                                      7,106          6,982           7,106          6,982
    Diluted                                                                    7,106          7,230           7,106          7,192

(Loss) income per share before cumulative effect of accounting change:
    Basic                                                                   $  (0.09)        $ 0.21        $  (0.70)         $0.75
    Diluted                                                                 $  (0.09)        $ 0.21        $  (0.70)         $0.74

Net (loss) income per share:
    Basic                                                                   $  (0.09)        $ 0.21        $  (0.70)         $0.08
    Diluted                                                                 $  (0.09)        $ 0.21        $  (0.70)         $0.09




*Revised from information previously issued in the Company's press release dated July 30, 2003.

                                  Table 1 of 3

                                 TRANSPRO, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS (REVISED*)
                                 (IN THOUSANDS)


                                                                  (UNAUDITED)
                                                                 JUNE 30, 2003          DECEMBER 31, 2002
                                                                 -------------          -----------------
Accounts receivable, net                                              $48,193                    $54,724
Inventories, net                                                       76,621                     64,627
Other current assets                                                    5,772                      6,458
Net property, plant and equipment                                      22,691                     26,552
Other assets                                                            8,513                      8,605
                                                                 -------------          -----------------
Total assets                                                         $161,790                   $160,966
                                                                 =============          =================

Accounts payable                                                      $34,469                    $22,577
Accrued liabilities                                                    15,339                     18,096
Total debt                                                             54,223                     59,596
Other long-term liabilities                                            14,495                     12,459
Stockholders' equity                                                   43,264                     48,238
                                                                 -------------          -----------------
Total liabilities and stockholders' equity                           $161,790                   $160,966
                                                                 =============          =================




*Revised from information previously issued in the Company's press release dated July 30, 2003.


                                  Table 2 of 3

                                 TRANSPRO, INC.
                      SUPPLEMENTARY INFORMATION (REVISED*)
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                        THREE MONTHS                        SIX MONTHS
                                                       ENDED JUNE 30,                     ENDED JUNE 30,
                                               --------------------------------   --------------------------------
                                                   2003              2002             2003              2002
                                               --------------    --------------   --------------    --------------
SEGMENT DATA
Net sales:
Automotive and light truck                          $ 43,222          $ 44,865          $82,318           $80,269
Heavy duty                                            15,080            17,607           28,684            33,165
                                               --------------    --------------   --------------    --------------
   Total                                            $ 58,302          $ 62,472         $111,002          $113,434
                                               ==============    ==============   ==============    ==============
Operating (loss) income:
Automotive and light truck                            $  425           $ 4,294          $  (207)          $ 6,492
Restructuring and other special charges                 (326)               34             (386)               18
                                               --------------    --------------   --------------    --------------
   Automotive and light truck total                       99             4,328             (593)            6,510
                                               --------------    --------------   --------------    --------------
Heavy duty                                                (8)               35           (1,358)              113
Restructuring and other special charges                 (214)             (150)            (572)             (201)
                                               --------------    --------------   --------------    --------------
   Heavy duty total                                     (222)             (115)          (1,930)              (88)
                                               --------------    --------------   --------------    --------------
Corporate expenses                                    (1,099)           (1,622)          (2,588)           (2,910)
                                               --------------    --------------   --------------    --------------
   Total                                             $(1,222)          $ 2,591         $ (5,111)          $ 3,512
                                               ==============    ==============   ==============    ==============

CAPITAL EXPENDITURES                                 $ 1,149           $ 2,210          $ 1,548           $ 3,385
                                               ==============    ==============   ==============    ==============



*Revised from information previously issued in the Company's press release dated July 30, 2003.


                                  Table 3 of 3

                                       END